                                  EXHIBIT 4(k)

    Amendment No. 3, dated as of December 12, 2001, to the Credit Agreement, dated as of December 4, 1998

                                                                     Exhbit 4(k)



                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3, dated as of December 12, 2001 (this "THIRD AMENDMENT"), to the Credit Agreement, dated as of December 4, 1998 (as amended by the Waiver, dated as of January 19, 1999, the Amendment No. 1 and Consent, dated as of October 13, 1999, Waiver No. 2, dated as of February 14, 2000, Amendment No. 2, dated as of June 9, 2000, the Amended and Restated Credit Agreement, dated as of December 5, 2000, and Waiver No. 3, dated as of October 19, 2001, and as otherwise amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER"), certain subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and J.P. MORGAN SECURITIES INC., as successor to CHASE SECURITIES INC., as lead arranger (the "LEAD ARRANGER") and book manager (the "BOOK MANAGER").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Borrower wishes to amend the Credit Agreement as described herein and requests the waiver under the Credit Agreement described herein; and

                  WHEREAS, the Lenders and the Administrative Agent are willing to amend and waive the Credit Agreement as provided for herein, but only on the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

I.  AMENDMENTS AND WAIVER

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

                  2. AMENDMENT TO SECTION 1.1 (DEFINED TERMS). (a) Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "EBITDA" in its entirety and substituting, in lieu thereof, the following:

                  ""EBITDA" shall mean without duplication, for any fiscal period, the sum of the amounts for such fiscal period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense,

(iv) Consolidated Interest Expense, (v) amortization expense, (vi) other non-recurring, non-cash items reducing Consolidated Net Income (reduced by any non-recurring, non-cash items increasing Consolidated Net Income), all as determined on a consolidated basis for the Borrower and its Subsidiaries in conformity with GAAP and (vii) in respect of the periods of four consecutive quarterly periods ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002, $47,814,000, $47,814,000, $47,814,000 and $41,119,000
respectively, to reflect cash restructuring charges; PROVIDED, HOWEVER, that the amounts set forth in clause (vii) above shall not be included in EBITDA for purposes of determining the Leverage Ratio pursuant to the Pricing Grid."

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting in the definition of "Subordinated Debt" the phrase "clause
(iii)" and inserting, in lieu thereof, the phrase "clause (ii)".

                  3. AMENDMENT TO SECTION 2.4 (REVOLVING CREDIT COMMITMENTS). Sections 2.4(i) and (ii) are hereby amended by deleting them in their entirety and substituting, in lieu thereof, the following new Sections 2.4(i) and (ii):

                  "(i) the sum of the Dollar Equivalent of the then outstanding Revolving Credit Loans in Optional Currencies other than Sterling and the then outstanding L/C Obligations in Optional Currencies other than Sterling would exceed the Optional Currency Equivalent of $200,000,000 (such Optional Currency Equivalent, the "MAXIMUM NON-STERLING OPTIONAL CURRENCY AMOUNT"); or

                  (ii) the sum of the Dollar Equivalent of the then outstanding Revolving Credit Loans in Optional Currencies including Sterling and outstanding L/C Obligations in Optional Currencies including Sterling would exceed the Optional Currency Equivalent of $360,000,000 (such Optional Currency Equivalent, the "MAXIMUM OPTIONAL CURRENCY AMOUNT")".

                  4. AMENDMENT TO SECTION 2.12 (MANDATORY PREPAYMENTS). (a)
Section 2.12(b) is hereby amended by deleting the figure "25%" and inserting, in lieu thereof, the figure "0%".

                  (b) Section 2.12(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following new Section 2.12(c):

                  "Unless the Required Prepayment Lenders shall otherwise agree, if any Indebtedness shall be incurred by the Borrower or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with subsection 7.6), the Borrower shall apply an amount equal to 100% of the Net Cash Proceeds thereof or the equivalent thereof on the date of such incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in subsection 2.12(f).

                  5. AMENDMENT TO SECTION 6.9 (INTEREST COVERAGE). Section 6.9 of the Credit Agreement is hereby amended by deleting the portions of the table therein corresponding to the dates set forth below and inserting, in lieu thereof, the following:

                Date                                       Ratio
                ----                                       -----

                December 31, 2001                        2.40 to 1

                March 31, 2002                           2.40 to 1
                June 30, 2002                            2.60 to 1
                September 30, 2002                       2.75 to 1
                December 31, 2002                        2.75 to 1

                March 31, 2003                           3.00 to 1

                  6. AMENDMENT TO SECTION 6.10 (MAINTENANCE OF LEVERAGE RATIO).
Section 6.10 of the Credit Agreement is hereby amended by deleting the portions of the table therein corresponding to the dates set forth below and inserting, in lieu thereof, the following:

                Date                                       Ratio
                ----                                       -----

                December 31, 2001                        4.60 to 1

                March 31, 2002                           4.80 to 1
                June 30, 2002                            4.50 to 1
                September 30, 2002                       4.25 to 1
                December 31, 2002                        4.25 to 1

                March 31, 2003                           4.00 to 1

                  7. AMENDMENT TO SECTION 6.11 (MAINTENANCE OF CONSOLIDATED NET WORTH). Section 6.11 of the Credit Agreement is hereby deleted in its entirety.

                  8. AMENDMENT TO SECTION 7.6 (LIMITATION ON INDEBTEDNESS).
Section 7.6(e) of the Credit Agreement is hereby amended by deleting such
Section in its entirety and substituting, in lieu thereof, the following:

                  "(e) (i) unsecured Indebtedness of the Borrower in respect of the Senior Subordinated Notes in an aggregate principal amount not to exceed $330,000,000 and (ii) unsecured Indebtedness of the Borrower under subordinated notes in an aggregate principal amount of up to $225,000,000 pursuant to one or more subordinated note indentures having subordination provisions as favorable to the Lenders as those in the Senior Subordinated Note Indenture and having no scheduled principal payments or prepayments prior to September 30, 2007, provided that any such Indebtedness in excess of $70,000,000 may only be incurred after June 30, 2003 and only when the Leverage Ratio for the most recent quarter ended on or immediately prior to the date of issuance thereof is equal to or less than 3:50 to 1;"

                  9. AMENDMENT TO SECTION 7.9 (LIMITATION ON SALE OF ASSETS).
(a) Section 7.9(a) of the Credit Agreement is hereby amended by deleting such
Section in its entirety and substituting, in lieu thereof, the following:

                  "(a) assets, PROVIDED that the aggregate fair market value of all such assets in all such transactions after December 12, 2001, shall not exceed $100,000,000."

                  (b) Section 7.9 is further amended by inserting at the end thereof, the following:

                  "For the avoidance of doubt, any Disposition of assets may utilize the then-unused permitted basket amounts specified in clauses (a) and
(b) above in any order that the Borrower may elect."

                  10. AMENDMENT TO ANNEX A TO CREDIT AGREEMENT (PRICING GRID). Annex A to the Credit Agreement is hereby amended by inserting at the end thereof the following:

                  "For the avoidance of doubt, each determination of the Leverage Ratio pursuant to this Pricing Grid shall be made without giving effect to the amounts set forth in clause (vii) of the definition of EBITDA.".

II. GENERAL PROVISIONS

                  1. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, and after giving effect to this Third Amendment, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement MUTATIS MUTANDIS, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  2. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall become effective as of the date (i) the Administrative Agent has received counterparts of this Third Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Prepayment Lenders, (ii) this Third Amendment has been acknowledged and consented to by each Loan Party party to the Guarantee and Collateral Agreement and (iii) an amendment fee has been paid to the Administrative Agent, for the account of each Lender that has executed and delivered to the Administrative Agent a copy of this Third Amendment by not later than 5:00 p.m. (New York time) on December 11, 2001, in an amount equal to 0.10% of the Aggregate Exposure of such Lender.

                  3. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Third Amendment).

                  4. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Third Amendment, including, without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.

                  5. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6. COUNTERPARTS. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                        THE SCOTTS COMPANY



                               By: /s/ Rebecca J. Bruening
                                   --------------------------------------------
                                  Name:  Rebecca J. Bruening
                                  Title:  Vice President and Treasurer



                               JPMORGAN CHASE BANK (formerly The Chase
                               Manhattan Bank), as Administrative Agent and as a Lender



                               By: /s/ Randolph E. Cates
                                   --------------------------------------------
                                  Name: Randolph E. Cates
                                  Title: Vice President



                               CREDIT LYONNAIS NEW YORK BRANCH, as
                               Co-Documentation Agent and as a Lender



                               By: /s/ Guido Van Hauwermeiren
                                   --------------------------------------------
                                  Name: Guido Van Hauwermeiren
                                  Title: Senior Vice President Midwest Regional Manager



                               BANK ONE, MICHIGAN, as successor to
                               NBD BANK, as Co-Documentation Agent and as a Lender



                               By: /s/ Paul A. Harris
                                  ---------------------------------------------
                                  Name: Paul A. Harris
                                  Title: Director

                               ABN AMRO BANK N.V.



                               By: /s/ Thomas Comfort
                                  -----------------------------------------
                                  Name: Thomas Comfort
                                  Title: Senior Vice President



                               By: /s/ Wendy E. Pace
                                   ----------------------------------------
                                  Name: Wendy E. Pace
                                  Title: Assistant Vice President



                               BANK OF MONTREAL



                               By: /s/ Christopher Fisher
                                   --------------------------------------------
                                  Name: Christopher Fisher
                                  Title: Vice President



                               ADDISON CDO, LIMITED (ACCT 1279)

                               By: Pacific Investment Management Company LLC, as its Investment Advisor



                               By: /s/ Mohan V. Phansalkar
                                   --------------------------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Executive Vice President



                               AERIES-II FINANCE LTD.



                               By:
                                   --------------------------------------------
                                  Name:
                                  Title:

                               AIMCO CDO SERIES 2000-A



                               By: /s/ Jerry D. Zinkula
                                   --------------------------------------------
                                  Name: Jerry D. Zinkula
                                  Title: Authorized Signatory



                               By: /s/ David Walsh
                                   --------------------------------------------
                                  Name: David Walsh
                                  Title: Authorized Signatory



                               ALLSTATE LIFE INSURANCE CO.



                               By: /s/ Jerry D. Zinkula
                                   --------------------------------------------
                                  Name: Jerry D. Zinkula
                                  Title: Authorized Signatory



                               By: /s/ David Walsh
                                   --------------------------------------------
                                  Name: David Walsh
                                  Title: Authorized Signatory



                               AMMC CDO I, LIMITED

                               By: American Money Management Corp., as
                               Collateral Manager



                               By: /s/ David P. Meyer
                                   --------------------------------------------
                                  Name: David P. Meyer
                                  Title: Vice President



                               APEX (IPM) CDO I, LTD.



                               By: /s/ Roshan White
                                   --------------------------------------------
                                  Name: Roshan White
                                  Title: Vice President

                               ARCHIMEDES FUNDING IV, LTD.



                               By: ING Capital Advisors LLC, as Collateral
                                  Manager



                               By:
                                   --------------------------------------------
                                  Name:
                                  Title:



                               ARES III CLO LTD.



                               By:
                                   --------------------------------------------
                                  Name:
                                  Title:



                               ARES IV CLO LTD.



                               By:
                                   --------------------------------------------
                                  Name:
                                  Title:



                               ARES LEVERAGED INVESTMENT FUND II, L.P.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               AVALON CAPITAL LTD.



                               By: INVESCO Senior Secured Management, Inc. as
                                  Portfolio Advisor



                               By: /s/ Thomas H. B. Ewald
                                  ---------------------------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory



                               AVALON CAPITAL LTD. II



                               By: INVESCO Senior Secured Management, Inc. as
                                  Portfolio Advisor



                               By: /s/ Thomas H. B. Ewald
                                  ---------------------------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory



                               PB CAPITAL CORPORATION



                               By: /s/ Thomas Dearth
                                  ---------------------------------------------
                                  Name: Thomas Dearth
                                  Title: Associate



                               By: /s/ Jeffrey Frost
                                  ---------------------------------------------
                                  Name: Jeffrey Frost
                                  Title: Managing Director Portfolio Management

                               BANK AUSTRIA CREDITANSTALT
                               CORPORATE FINANCE, INC.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               BANK OF AMERICA, N.A.



                               By: /s/ Gretchen Spoo
                                  ---------------------------------------------
                                  Name: Gretchen Spoo
                                  Title: Principal



                               BANK OF HAWAII



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               THE BANK OF NEW YORK



                               By: /s/ Randolph E. J. Medrano
                                  ---------------------------------------------
                                  Name: Randolph E. J. Medrano
                                  Title: Vice President



                               THE BANK OF NOVA SCOTIA



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               BANK OF TOKYO-MITSUBISHI TRUST
                               COMPANY



                               By: /s/ Catherine Moeser
                                  ---------------------------------------------
                                  Name: Catherine Moeser
                                  Title: Vice President



                               BALANCED HIGH YIELD FUND II, LTD.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               BAVARIA TRR CORPORATION



                               By: /s/ Lori Rezza
                                  ---------------------------------------------
                                  Name: Lori Rezza
                                  Title: Vice President



                               BNP PARIBAS



                               By: /s/ Kristin R. Petinaux
                                  ---------------------------------------------
                                  Name: Kristin R. Petinaux
                                  Title: Associate



                               By: /s/ Richard L. Sted
                                  ---------------------------------------------
                                  Name: Richard L. Sted
                                  Title: Central Region Manager

                               BW CAPITAL MARKETS, INC.



                               By: /s/ Philip G. Waldrop
                                   ---------------------
                                  Name: Philip G. Waldrop
                                  Title: Vice President



                               By: /s/ Thomas A. Lowe
                                  ---------------------------------------------
                                  Name: Thomas A. Lowe
                                  Title: Vice President



                               CAPTIVA IV FINANCE LTD. (ACCT. 1275), as advised by Pacific Investment Management Company LLC



                               By: /s/ David Dyer
                                  ---------------------------------------------
                                  Name: David Dyer
                                  Title: Director



                               CENTURION CDO II, LTD.

                               By: American Express Asset Management Group Inc. as Collateral Manager



                               By: /s/ Michael M. Leyland
                                  ---------------------------------------------
                                  Name: Michael M. Leyland
                                  Title: Managing Director



                               CERES II FINANCE, LTD.



                               By: INVESCO Senior Secured Management, Inc. as
                                  Sub-Managing Agent (Financial)



                               By: /s/ Thomas H. B. Ewald
                                  ---------------------------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                               CHARTER VIEW PORTFOLIO



                               By: INVESCO Senior Secured Management, Inc. as
                                  Investment Advisor



                               By: /s/ Thomas H. B. Ewald
                                  ---------------------------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory



                               CITICORP USA, INC.



                               By: /s/ Allen Fisher
                                  ---------------------------------------------
                                  Name: Allen Fisher
                                  Title: Vice President



                               COLUMBUS LOAN FUNDING, LTD.



                               By: Travelers Asset Management International
                                   Company, LLC



                               By: /s/ Allen Cantrell
                                  ---------------------------------------------
                                  Name: Allen Cantrell
                                  Title: Investment Officer



                               COMERICA BANK, Detroit



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               CREDIT AGRICOLE INDOSUEZ, Chicago



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               CREDIT SUISSE FIRST BOSTON



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               CYPRESSTREE FOCUSED INVESTMENT FUND, LLC

                               By:CypressTree Investment Management Company, Inc., its Managing Member



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                               By:CypressTree Investment Management Company,
                                  Inc., as Portfolio Manager



                               By: /s/ Jonathan D. Sharkey
                                  ----------------------------------------
                                  Name: Jonathan D. Sharkey
                                  Title: Principal

                               CYPRESSTREE INVESTMENT PARTNERS II

                               By:CypressTree Investment Management Company,
                                  Inc., as Portfolio Manager



                               By: /s/ Jonathan D. Sharkey
                                  ---------------------------------------------
                                  Name: Jonathan D. Sharkey
                                  Title: Principal



                               CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                               As: Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio Manager



                               By: /s/ Jonathan D. Sharkey
                                  ---------------------------------------------
                                  Name: Jonathan D. Sharkey
                                  Title: Principal



                               DELANO COMPANY (ACCT 274)



                               By:Pacific Investment Management Company LLC, as
                                  its Investment Advisor


                               By: /s/ Mohan V. Phansalkar
                                   ---------------------------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Executive Vice President

                               DRESDNER BANK AG



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               EATON VANCE CDO II, LTD.

                               By: Eaton Vance Management as Investment Advisor



                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President



                               EATON VANCE CDO III, LTD.



                               By: Eaton Vance Management as Investment Advisor

                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President

                               EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                               By: Eaton Vance Management as Investment
                               Advisor



                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President



                               EATON VANCE SENIOR INCOME TRUST

                               By: Eaton Vance Management as Investment Advisor


                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President



                               ELC (CAYMAN) LTD. 1999-III



                               By: /s/ Roshan White
                                  ---------------------------------------------
                                  Name: Roshan White
                                  Title: Vice President



                               ELC (CAYMAN) LTD. 2000-I



                               By: /s/ Roshan White
                                  ---------------------------------------------
                                  Name: Roshan White
                                  Title: Vice President



                               ERSTE BANK NEW YORK



                               By: /s/ Paul Judicke
                                  ---------------------------------------------
                                  Name: Paul Judicke
                                  Title: Vice President



                               By: /s/ John Runnion
                                  ---------------------------------------------
                                  Name: John Runnion
                                  Title: Managing Director

                               FIDELITY II: ADVANCED FLOATING RATE
                               HIGH INCOME FUND



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               FIFTH THIRD BANK OF COLUMBUS



                               By: /s/ John K. Beanslee
                                  ---------------------------------------------
                                  Name: John K. Beanslee
                                  Title: Vice President



                               FIRST ALLMERICA FINANCIAL LIFE
                               INSURANCE COMPANY



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               FIRST UNION NATIONAL BANK



                               By: /s/ Roger Pelz
                                  ---------------------------------------------
                                  Name: Roger Pelz
                                  Title: Senior Vice President



                               FIRSTAR BANK, N.A.



                               By: /s/ Robert H. Friend
                                  ---------------------------------------------
                                  Name: Robert H. Friend
                                  Title: Vice President

                               FLAGSHIP CAPITAL



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               FLEET NATIONAL BANK



                               By: /s/ Mario F. Teixeira
                                  ---------------------------------------------
                                  Name: Mario F. Teixeira
                                  Title: Vice President



                               FORTIS PROJECT FINANCE LIMITED



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               FRANKLIN CLO I, LIMITED



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               FRANKLIN FLOATING RATE MASTER SERIES



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               FREMONT INVESTMENT & LOAN



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               THE FUJI BANK, LIMITED



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               GENERAL ELECTRIC CAPITAL
                               CORPORATION



                               By: /s/ Robert M. Kadlick
                                  ---------------------------------------------
                                  Name: Robert M. Kadlick
                                  Title: Duly Authorized Signatory



                               GRAYSON & CO.

                               By: Boston Management and Research as
                               Investment Advisor



                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President



                               HARBOUR TOWN FUNDING TRUST


                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Authorized Agent

                               HARRIS TRUST AND SAVINGS BANK



                               By: /s/ Christopher Fisher
                                  ---------------------------------------------
                                  Name: Christopher Fisher
                                  Title: Vice President



                               HELLER FINANCIAL INC.



                               By: /s/ Donald R. Campbell
                                  ---------------------------------------------
                                  Name: Donald R. Campbell
                                  Title: Vice President



                               THE HUNTINGTON NATIONAL BANK



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               IKB DEUTSCHE INDUSTRIEBANK FG
                               LUXEMBOURG BRANCH



                               By: /s/Anja Keuchel
                                  ---------------------------------------------
                                  Name: Anja Keuchel
                                  Title: Manager



                               By: /s/ Manfred Ziwey
                                  ---------------------------------------------
                                  Name: Manfred Ziwey
                                  Title: Director

                               IKB DEUTSCHE INDUSTRIEBANK AG LONDON BRANCH



                               By: /s/Anja Keuchel
                                  ---------------------------------------------
                                  Name: Anja Keuchel
                                  Title: Manager



                               By: /s/ Manfred Ziwey
                                  ---------------------------------------------
                                  Name: Manfred Ziwey
                                  Title: Director



                               IKB CAPITAL CORPORATION NEW YORK


                               By: /s/ David Snyder
                                  ---------------------------------------------
                                     Name: David Snyder
                                     Title: President



                               INDOSUEZ CAPITAL FUNDING VI, LTD.

                               By: Indosuez Capital Luxembourg as Portfolio
                               Advisor



                               By: /s/ Jack C. Henry
                                  ---------------------------------------------
                                  Name: Jack C. Henry
                                  Title: Principal



                               JISSEKIKUN FUNDING, LTD. (ACCT 1288)

                               By: Pacific Investment Management Company LLC, as its Investment Advisor



                               By: /s/ Mohan V. Phansalkar
                                  ---------------------------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Executive Vice President

                               KZH CNC LLC
                               By: /s/ Joyce Fraser-Bryant
                                  ---------------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent



                               KZH CRESCENT 3 LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               KZH CYPRESSTREE-1 LLC



                               By: /s/ Joyce Fraser-Bryant
                                  ---------------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent



                               KZH HIGHLAND-2 LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               KZH LANGDALE LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               KZH RIVERSIDE LLC



                               By: /s/ Joyce Fraser-Bryant
                                  ---------------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent



                               KZH SOLEIL-2 LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               KZH STERLING LLC



                               By: /s/ Joyce Fraser-Bryant
                                  ---------------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent



                               KZH WATERSIDE LLC



                               By: /s/ Joyce Fraser-Bryant
                                  ---------------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent



                               KEY BANK NATIONAL ASSOCIATION



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               LANDESBANK RHEINLAND-PFALTZ
                               GIROZENTRALE



                               By: /s/ Stefan Gilsdorf
                                  ---------------------------------------------
                                  Name: Stefan Gilsdorf
                                  Title: SVP



                               By: /s/ Anne-Marie Theobald
                                  ---------------------------------------------
                                  Name: Anne-Marie Theobald
                                  Title: Manager



                               LIBERTY-STEIN ROE ADVANCED FLOATING RATE
                               ADVANTAGE FUND

                               By: Stein Roe & Farnham Incorporated, as Advisor



                               By: /s/ James R. Fellows
                                  ---------------------------------------------
                                  Name: James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager



                               ML CLO XII PILGRIM AMERICA (CAYMAN)



                               By:ING Pilgrim Investments, as its Investment
                                  Manager



                               By: /s/ Brian Horton
                                  ---------------------------------------------
                                  Name: Brian Horton
                                  Title: Vice President

                               ML CLO XX PILGRIM AMERICA (CAYMAN)

                               By: ING Pilgrim Investments, as its Investment
                                   Manager



                               By: /s/ Brian Horton
                                  ---------------------------------------------
                                  Name: Brian Horton
                                  Title: Vice President



                               MADISON AVENUE CDO I LTD.

                               By: Metropolitan Life Insurance Company as
                               Collateral Manager



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               MAPLEWOOD (CAYMAN) LIMITED

                               By: David L. Babson & Company Inc. under
                               delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager



                               By: /s/ Mary S. Law
                                  ---------------------------------------------
                                  Name: Mary S. Law
                                  Title: Managing Director



                               MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY

                               By: David L. Babson & Company Inc. as
                               Investment Advisor



                               By: /s/ Mary S. Law
                                  ---------------------------------------------
                                  Name: Mary S. Law
                                  Title: Managing Director

                               METROPOLITAN LIFE INSURANCE COMPANY



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               MOUNTAIN CAPITAL CLO I, LTD.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               NBD BANK



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               NATEXIS BANQUE POPULAIRES



                               By: /s/ Frank H. Madden, Jr.
                                  ---------------------------------------------
                                  Name: Frank H. Madden, Jr.
                                  Title: Vice President & Group Manager




                               By: /s/ Christian Giordano
                                  ---------------------------------------------
                                  Name: Christian Giordano
                                  Title: Vice President



                               NATIONAL CITY BANK



                               By: /s/ Anthony F. Salvatore
                                  ---------------------------------------------
                                  Name: Anthony F. Salvatore
                                  Title: SVP



                               NEMEAN CLO, LTD.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               NORTH AMERICAN SENIOR FLOATING RATE
                               FUND

                               By: Stanfield Capital Partners LLC as its
                               Collateral Manager



                               By: /s/ Christopher A. Bondy
                                  ---------------------------------------------
                                  Name: Christopher A. Bondy
                                  Title: Partner

                               NUVEEN SENIOR INCOME FUND

                               By: Nuveen Senior Loan Asset Management Inc.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               OASIS COLLATERALIZED HIGH INCOME
                               PORTFOLIO-1 LTD.

                               By: INVESCO Senior Secured Management, Inc. As Subadvisor



                               By:  /s/ Thomas H. B. Ewald
                                  ---------------------------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory



                               OCTAGON INVESTMENT PARTNERS III, LTD.

                               By: Octagon Credit Investors, LLC as Portfolio Manager



                               By: /s/ Andrew Gordon
                                  ---------------------------------------------
                                  Name: Andrew Gordon
                                  Title: Portfolio Manager



                               OCTAGON INVESTMENT PARTNERS IV, LTD.

                               By: Octagon Credit Investors, LLC as Collateral Manager



                               By: /s/ Andrew Gordon
                                  ---------------------------------------------
                                  Name: Andrew Gordon
                                  Title: Portfolio Manager

                               OLYMPIC FUNDING TRUST, SERIES 1999-1



                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Authorized Agent



                               OSPREY INVESTMENTS PORTFOLIO



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               OXFORD STRATEGIC INCOME FUND

                               By: Eaton Vance Management as Investment Advisor



                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President



                               PILGRIM SENIOR INCOME FUND

                               By: ING Pilgrim Investments, as its Investment Manager



                               By: /s/ Brian Horton
                                  ---------------------------------------------
                                  Name: Brian Horton
                                  Title: Vice President



                               PINEHURST TRADING, INC.



                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Assistant Vice President

                               PPM SPYGLASS FUNDING TRUST



                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Authorized Agent



                               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                               By: /s/ B. Ross Smead
                                  ---------------------------------------------
                                  Name: B. Ross Smead
                                  Title: Vice President



                               RABOBANK INTERNATIONAL, NEW YORK BRANCH



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:




                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               RIVIERA FUNDING LLC



                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Asst. Vice President

                               SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                               By: /s/ Diane J. Exter
                                  ---------------------------------------------
                                  Name: Diane J. Exter
                                  Title: Managing Director Portfolio Manager



                               SANKATY HIGH YIELD ASSET PARTNERS II,
                               L.P.



                               By: /s/ Diane J. Exter
                                  ---------------------------------------------
                                  Name: Diane J. Exter
                                  Title: Managing Director Portfolio Manager



                               SANKATY ADVISORS, LLC as Collateral Manager for Great Point CLO 1999-1 Ltd., as Term Lender


                               By: /s/ Diane J. Exter
                                  ---------------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director Portfolio
                                             Manager



                               SCUDDER FLOATING RATE FUND



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               SEABOARD CLO 2000, LTD.

                               By: ORIX Capital Markets, LLC Collateral Manager



                               By: /s/ Sheppard H. C. Davis, Jr.
                                  ---------------------------------------------
                                  Name: Sheppard H. C. Davis, Jr.
                                  Title: Managing Director

                               SENIOR DEBT PORTFOLIO

                               By: Boston Management and Research,
                               as Investment Advisor


                               By: /s/ Scott H. Page
                                  ---------------------------------------------
                                  Name: Scott H, Page
                                  Title: Vice President



                               SEQUILS IV, LTD.



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               SEQUILS-CENTURION V, LTD.

                               By: American Express Asset Management Group Inc. as Collateral Manager



                               By: /s/ Michael M. Leyland
                                  ---------------------------------------------
                                  Name: Michael M. Leyland
                                  Title: Managing Director



                               SEQUILS-CUMBERLAND I, LTD.



                               By: /s/ Dale Burrow
                                  ---------------------------------------------
                                  Name: Dale Burrow
                                  Title: Senior Vice President

                               SEQUILS-MAGNUM, LTD. (#1280)

                               By: Pacific Investment Management Company LLC, as its Investment Advisor



                               By: /s/ Mohan V. Phansalkar
                                  ---------------------------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Executive Vice President



                               SIERRA CLO I LTD.



                               By: /s/ John M. Casparian
                                  ---------------------------------------------
                                  Name: John M. Casparian
                                  Title: Chief Operating Officer Centre Pacific LLC, Manager



                               SPS HIGH YIELD LOAN TRADING




                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               SRF 2000 LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               STANFIELD ARBITRAGE CDO, LTD.

                               By: Stanfield Capital Partners LLC as its
                               Collateral Manager


                               By: /s/ Christopher A. Bondy
                                   ---------------------------------------------
                               Name: Christopher A. Bondy
                               Title: Partner



                               STEIN ROE FLOATING RATE LLC



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               SUFFIELD CLO, LIMITED

                               By: David L. Babson & Company Inc. as Collateral Manager



                               By: /s/ Mary S. Law
                                  ---------------------------------------------
                                  Name: Mary S. Law
                                  Title: Managing Director



                               SUNTRUST BANK



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               SWAPS CSLT



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               THOROUGHBRED LIMITED PARTNERSHIP I



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               TORONTO DOMINION (NEW YORK), INC.



                               By: /s/ Gwen Zirkle
                                  ---------------------------------------------
                                  Name: Gwen Zirkle
                                  Title: Vice President



                               THE TRAVELERS INSURANCE COMPANY



                               By: /s/ Allen Cantrell
                                  ---------------------------------------------
                                  Name: Allen Cantrell
                                  Title: Investment Officer



                               TRYON CLO LTD. 2000-1



                               By: /s/ Roshan White
                                  ---------------------------------------------
                                  Name: Roshan White
                                  Title: Vice President



                               TYLER TRADING, INC.



                               By: /s/ Don C. Day
                                  ---------------------------------------------
                                  Name: Don C. Day
                                  Title: Vice President

                               UBS AG



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               VAN KAMPEN CLO II, LIMITED

                               By: Van Kampen Investment Advisory Corp, as
                               Collateral Manager



                               By: /s/ Darvin D. Pierce
                                  ---------------------------------------------
                                  Name: Darvin D. Pierce
                                  Title: Executive Director



                               VAN KAMPEN PRIME RATE INCOME TRUST

                               By: Van Kampen Investment Advisory Corp


                               By: /s/ Darvin D. Pierce
                                  ---------------------------------------------
                                  Name: Darvin D. Pierce
                                  Title: Executive Director

                               VAN KAMPEN SENIOR FLOATING RATE FUND

                               By: Van Kampen Investment Advisory Corp



                               By: /s/ Darvin D. Pierce
                                  ---------------------------------------------
                               Name: Darvin D. Pierce
                               Title: Executive Director




                               VAN KAMPEN SENIOR INCOME TRUST

                               By: Van Kampen Investment Advisory Corp


                               By: /s/ Darvin D. Pierce
                                  ---------------------------------------------
                               Name: Darvin D. Pierce
                               Title: Executive Director



                               VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                               MANAGEMENT GROWTH PORTFOLIO



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               WINDSOR LOAN FUNDING, LIMITED



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               WINGED FOOT FUNDING TRUST



                               By: /s/ Diana L. Mushill
                                  ---------------------------------------------
                                  Name: Diana L. Mushill
                                  Title: Authorized Agent